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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       ---------------------------------

      Date of Report (Date of earliest event reported): October 21, 1999

                        AFFILIATED MANAGERS GROUP, INC.
               ----------------------------------------------------
                (Exact name of Registrant as specified in charter)

        Delaware                      001-13459                043218510
----------------------------    -----------------------   -------------------
(State or other jurisdiction    (Commission file number)     (IRS employer
      of incorporation)                                    identification no.)


             Two International Place, 23rd Floor, Boston, MA 02110
          -------------------------------------------------------------
                (Address of principal executive offices)  (Zip code)


                                  (617) 747-3300
              ------------------------------------------------------
               (Registrant's telephone number, including area code)


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Item 5. Other Events

On October 21, 1999 Affiliated Managers Group, Inc. issued a press release in the form attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release of Affiliated Managers Group, Inc. issued on
     October 21, 1999.


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                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AFFILIATED MANAGERS GROUP, INC.
                                      -------------------------------
                                              (Registrant)

Date: November 4, 1999                /s/ Darrell W. Crate
                                      -------------------------------
                                      DARRELL W. CRATE
                                      Senior Vice President,
                                      Chief Financial Officer and Treasurer
                                      (and also as Principal Financial and
                                       Accounting Officer)